Supplement dated September 8, 2025
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented as applicable, of each of the following funds:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust I
Columbia Bond Fund	9/1/2025
Columbia Funds Series Trust II
Columbia Integrated Large Cap Growth Fund	1/1/2025
At a meeting held on September 5, 2025, the Boards of Trustees of Columbia Funds Series Trust I, Columbia Funds Series Trust II, and Columbia ETF Trust I (the Board) approved an Agreement and Plan of Reorganization pursuant to which each target fund listed below (Target Fund) will transfer all of its assets and liabilities to the corresponding acquiring fund (Acquiring Fund) in exchange for shares of the Acquiring Fund (the Reorganizations).
Target Fund	Acquiring Fund
Columbia Bond Fund	Columbia Core Bond ETF
Columbia Integrated Large Cap Growth Fund	Columbia Large Cap Growth ETF
The Reorganizations do not require shareholder approval, and shareholders will not be asked to vote on a Reorganization. Target Fund shareholders will be sent a combined Information Statement/Prospectus (the Combined Information Statement/Prospectus) containing further information regarding each Reorganization and each Acquiring Fund. Each Reorganization is expected to close in the first quarter of 2026 (the Reorganization Date). Shareholders will receive exchange-traded fund (ETF) shares of the corresponding Acquiring Fund equal in value to their investment in a Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional shares of the applicable Acquiring Fund). As discussed further below, some shareholders may need to take additional action in order to buy and sell ETF shares of the applicable Acquiring Fund (Acquisition Shares) received in connection with a Reorganization. However, a Reorganization will not dilute the value of your investment. Cash payments received in lieu of fractional Acquisition Shares (because the Acquiring Funds do not issue fractional shares) will be taxable for shareholders who hold fractional shares in a taxable account.
Importantly, in order to buy and sell Acquisition Shares received as a result of a Reorganization, Target Fund shareholders must hold their Target Fund shares through a brokerage account that can hold shares of an ETF. If Target Fund shareholders do not hold their Target Fund shares through a brokerage account that can hold shares of an ETF, the Acquisition Shares received as a part of the applicable Reorganization will be held by a stock transfer agent for up to one year for the benefit of such shareholders until a brokerage account is identified into which the Acquisition Shares can be transferred. If Acquisition Shares held at the stock transfer agent are not transferred into a brokerage account within one year of the closing date of a Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the shareholder of record (subject to applicable federal or state laws concerning unclaimed property). The liquidation of Acquisition Shares may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.
If you hold your Target Fund shares through a fund direct individual retirement account (IRA), including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian, and do not take action prior to the Reorganizations, UMB Bank will redeem your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund in an amount equal in value to the NAV of your Target Fund shares.
No further action is required for Target Fund shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an ETF.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. Because each Target Fund will reorganize into the corresponding Acquiring Fund on its Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Target Fund prior to its Reorganization Date. You should consider the investment objectives, risks, strategies, fees and expenses of an Acquiring Fund and Target Fund carefully before investing. To obtain an Acquiring Fund's current prospectus, shareholder reports and other regulatory filings, or to receive a free copy of the Combined Information Statement/Prospectus, once it is available, contact your financial intermediary or visit columbiathreadneedleus.com. The Combined Information Statement/Prospectus will contain important information about each Target Fund and each Acquiring Fund’s investment objective, strategies, risks, fees, expenses, and the Board’s considerations in approving each Reorganization. The Combined Information Statement/Prospectus also will be available for free on the Securities and Exchange Commission’s website (www.sec.gov).
Shareholders should retain this Supplement for future reference.
SUP000_00_179_(09/25)